Concentrations	12 Months Ended
Dec. 31, 2012
CONCENTRATIONS [Abstract]
Concentrations Disclosure

19. CONCENTRATIONS

(1) Dependence on related party revenue

The Company entered into a cooperative agreement with Shengyue, a wholly owned subsidiary of Shanda in 2011. Under this agreement, Shengyue was appointed as the Company’s primary agency to secure advertisement sales from various end advertisers. In 2011 and 2012, 38% and 88% of net revenues, respectively, were derived from Shengyue. If the relationship with Shengyue is terminated or scaled-back, or if Shengyue alters the agency agreement in a way that is adverse to the Company, the Company’s revenue would be adversely affected.

(2) Credit risk

As of December 31, 2011 and 2012, accounts receivable of the online advertising business are typically unsecured and are derived from revenue earned from customers and agencies in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances.

	December 31, 2011	December 31, 2012

Accounts receivable	5,194,099	2,240,058
Allowance for doubtful accounts	(4,416,706)	(2,172,972)
Accounts receivable, net of allowance for doubtful accounts	777,393	67,086

The Company generally does not require collateral for its accounts receivable. The movements of the allowance for doubtful accounts were as follows:

Movement of allowance for doubtful accounts

	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2012

Balance at beginning of the year	4,015,145	2,437,179	4,416,706
Acquisition of Ku6	101,484	—	—
Provisions	1,976,053	3,637,147	—
Reversed	(501,485)	(177,321)	(2,255,301)
Written off	(53,563)	—	—
Transferred out due to disposal of WVAS and recorded music businesses	(3,100,455)	—	—
Transferred out due to disposal of Yisheng	—	(1,480,299)	—
Translation difference	—	—	11,567
Balance at the end of the year	2,437,179	4,416,706	2,172,972

As part of the Company’s change in the business strategy (Note 1), the Company significantly reduced its sales force and appointed Shengyue as its primary advertisement agency in 2011. As a result of this change, the relationships with some of the Group’s previous advertisement customers were terminated and the Company provided additional allowance for doubtful accounts to reflect the expected uncollectibility in 2011. In 2012, based on continued collections efforts on the doubtful receivables, $2.3 million of amounts previously written down were collected; accordingly, a reversal adjustment was recorded.

Account receivable from Shengyue (Note 13) are unsecured and subject to similar credit risks as accounts receivable related to the external advertising revenue.  The Company has been closely evaluating the credit status and payment cycle of Shengyue.  As of December 31, 2011 and 2012, no allowance for the accounts receivable from Shengyue was provided.